EXHIBIT 10.2

RMB CURRENCY LOAN CONTRACT

China Construction Bank

Henan Branch

Borrower (hereinafter to as Party A): Luoshan Jinding Chemical Co., Ltd

Lender (hereinafter to as Party B): Xinyang Branch of China Construction Bank

Party A hereby applies loan from Party B and Party B agrees to issue the loan. Party A and Party B hereby agree to enter into this Contract for the observance and performance of the parties in accordance with relevant laws and regulations.

ARTICLE 1 SUM OF THE LOAN
Party A borrows from Party B RMB SIX MILLIOM EXACTLY..

ARTICLE 2 PURPOSE OF THIS LOAN
This loan will be used by Party A fornormal working capital turnover.

ARTICLE 3 TERM OF THIS LOAN
The term of this loan is 12 months from January 1st, 2006 to January 1st, 2007.

Where the starting date of the loan under this contract is different from that recorded on the transference certificate of loan, the date recorded on the transference certificate of loan of the first issuance of loan shall prevail. The transference certificate of loan constitutes part of this Contract and has the equal binding effect as this Contract.

ARTICLE 4 INTEREST RATE, DEFAULT INTEREST RATE, CACULATION OF INTEREST AND SETTLEMENT OF INTEREST

1.	Interest Rate

The interest rate of the loan under this Contract is monthly rate and the rate is calculated in the way as is provided in (a) as follows:

(a)	Fixed rate. The rate will be fixed at 5.115 ‰ during the loan term;

(b)
Floating rate. The rate is ___ (raised/reduced) by every ___ month(s) from the standard interest rate from the date of value. The rate adjustment day shall be the corresponding day of the date of value in the adjustment month. Where there’s no corresponding day of the date of value in the month, the last day of the month shall be the rate adjustment day.

2.	Default interest rate

(a)	The default interest rate is monthly rate.

(b)	Where Party A fails to use the loan within the purpose scope of this Contract, the first default interest rate as follows shall be applied:

(i)	Fixed rate at 10.23%.

(ii)
Floating rate. The rate is raised by every ___ month(s) from the standard interest rate from the date of value. The default interest rate adjustment day shall be the corresponding day of the date of value in the adjustment month. Where there’s no corresponding day of the date of value in the month, the last day of the month shall be the default interest rate adjustment day.

(c)	The overdue default interest rate of the loan under this Contract shall be that of (i) as follows:

(i)	Fixed rate at 10.23 ‰ ;

(ii)
Floating rate. The rate is raised every ___ month(s) from the standard interest rate from the date of value. The default interest rate adjustment day shall be the corresponding day of the date of value in the adjustment month. Where there’s no corresponding day of the date of value in the month, the last day of the month shall be the default interest rate adjustment day.

3.	The day date of value under this article is the day when the fist loan issued under this Contract is transferred to Party A’s account.

The standard interest rate at the time when the first loan is issued under this Contract shall be the loaning interest rate of the same grade promulgated and executed by People’s Bank of China on the date of value. The standard interest rate henceforth shall be the loading interest promulgated and executed by People’s Bank of China on the day when loaning interest rate of the same grade or default interest rate is adjusted as is prescribed above. Where People’s Bank of China stops promulgate the loaning interest rate of the same grade, the standard rate shall be the loaning interest rate of the same grade commonly accepted in the bank industry or the usual loaning interest rate of the same grade on the adjustment day, unless the two parties have different agreement on it.

4.
The loaning interest is calculated from the day when the loan is transferred to Party A’s account. The interest of loans under this contract is calculated according to days. Daily interest=monthly interest/30=yearly interest/360. Where Party A fails to pay interest timely, compound interest is calculated from the second day.

5.	Settlement of Interest

(a)
Where the loan applies fixed rate, the interest is calculated at the agreed rate. Where the loan applies floating rate, the interest is calculated at the rate as defined at each floating period. Where there are several rate changes in an individual interest settlement period, the interest rate of the interest settlement period is calculated with the interest of each floating period calculated first and interests of each floating period added together on the settling day.

(b)	The interest of loans under this Contract is settled monthly and the settling day is the 20th day of each month.

ARTICLE 5 THE ISSUANCE AND USE OF THE LOAN

1.	The Preconditions for Loan Issuance

(a)	Only when the following conditions are met will Party B have the obligation to issue the loan unless it waives all or part of the conditions:

(i)	Party A has finished ratification, registration, delivery and other legal procedures in accordance with the provisions of laws and regulationså

(ii)	Where there’s assurance for this Contract, the assurance contract or other assurances that meet the requirement of Party B has been in effectå

(iii)	Party A hasn’t constituted any of the breaches as agreed in this Contract;

(iv)	Other conditions agreed by the parties on the issuance of loan.

(b)	Party B shall issue the loan within ten working days of bank after Party A has satisfied all the above conditions.

2.  Loan Use Plan

(a) Jan. 5th, 2006, Sum: RMB 6,000,000  ;
(b) _____ (date), Sum: ____________;
(c) _____ (date), Sum: ____________;
(d) _____ (date), Sum: ____________;
(e) _____ (date), Sum: ____________;
(f) _____ (date), Sum: ____________.

ARTICLE 6 REPAYMENT

1.	Principles of Repayment

The repayment of Party A under this Contract shall be maid in accordance with the following principles:

(a)
Where the principal hasn’t been repaid over 90 days since the due date, the interest hasn’t been paid over 90 days since the due date, or where the loan hasn’t expired or the repayment of principal or interest hasn’t exceeded 90 days since the due date while Party A has stopped its production and operation or that the project related to the loan stopped, or other loans as prescribed in laws or regulations, the repayment shall be made with principal prior to interest;

(b)	As for loans not included in (a), the interest shall be paid before principal and paid off with principal.

2.	Payment of Interest

Party A shall pay to Party B the due interest on interest settling days. The first day of interest payment shall be the first interest settling day after the issuance of the loan. The interest shall be paid off at the last repayment.

3.	Principal Repayment Plan

Party A shall repay the principal in the following plan:

(a)Jan. 5th, 2007, Sum: RMB 6,000,000  ;
(b) ______ (date), Sum: ___________;
(c) ______ (date), Sum: ___________;
(d) ______ (date), Sum: ___________;
(e) ______ (date), Sum: ___________;
(f) ______ (date), Sum: ___________.

4.	Method for Repayment

Party A shall get the due money ready in Party B’s account before the repayment days as agreed in this Contract and transfer it for repayment or transfer money from other accounts for repayment on the repayment day as agreed in this Contract. Where Party A fails to repay timely, Party B is entitled to transfer the money from Party B’s account in China Construction Bank.

5.	Advance Repayment

(a)	Party A shall notify Party B when it pays interest in advance.

(b)
Party A shall submit to Party B an application in written form thirty working days earlier before it repays the principal in advance and can only repay all or part of the principal at Party B’s consent.

The interest shall be calculated according to the actual days that Party A uses the loan and the loaning interest rate as prescribed in Article 4 of this Contract when Party A repays principal in advance.

Party A agrees to pay compensation to Party B when it repays the principal in advance. Sum of compensation=the amount of principal repaid in advance×the number of months between the actual repayment day and the due repayment day×1.5‰. It shall be calculated as one month where the period between the actual repayment day and the due repayment day is less than a month.

Where Party A makes the repayment gradually, it shall repay in the converse order of the repayment plan if it repays part of the principal in advance. The loaning interest rate agreed in this Contract shall apply to the remaining loan after the advance repayment.

ARTICLE 7 ASSURANCE FOR THE LOAN

Where there’s assurance for the loan, it shall be the first or second method as follows:

1.	Guaranty;

2.	Mortgage;

3.	Pledge;

4.	Stand-by letter of credit;

5.	Credit Insurance.

6.	Others: _______________________________.

ARTICLE 8 RIGHTS AND OBLIGATIONS OF PARTY A

1.	Rights of Party A

(a)	Require Party B to issue the loan as agreed in this Contract;

(b)	Use the loan within the purpose as is agreed in this Contract;

(c)	Apply to Party B for the extension of the loan as in accordance to the conditions prescribed by Party B;

(d)	Require Party B to keep confidential the financial information and business secrets in production and operation provided by Party A unless otherwise prescribed in laws and regulations.

2.	Obligations of Party A

(a)
Provide financial and fiscal information as well as information on production and operation at Party B’s requirement, including but not limited to submitting to Party B the balance sheet of the last quarter and the income statement to the end of the last quarter (income and expenditure statement for public service unit) within ten working days of bank of the first month of each quarter and submitting the statement of cash flow of the year at the end of the year. Party A shall be responsible for the trueness, integrity and effectiveness of the information it submits;

(b)	Use the loan within the purpose agreed in this Contract and shall not use it for any other purposes;

(c)	Cooperate and accept actively and voluntarily the investigation and supervision of Party B on its production and operation, finance and its use of the loan under this Contract;

(d)	Repay the principal and interest of the loan timely in accordance to this Contract;

(e)	Party A and its investors shall not withdraw their capital distribution or transfer their capitals to avoid its debt to Party B.

(f)	Before paying off the principal and interest to Party B, it shall not provide assurance to third party with the capital formed from the loan under this Contract without Party B’s consent.

(g)
During the term of this Contract, where Party A intends to provide assurance to other people’s debt and where the assurance affects its repayment capacity under this Contract, it shall notify Party B in writing in advance and acquire Party B’s consent.

(h)
Where production stop, business suspension, registration cancellation, bankruptcy or operation loss happens to the guarantor under this contract or where it is recalled which makes it loses fully or partly its corresponding assuring capability of this loan, or the value of mortgages, impawned properties decreases or they are destroyed or lost accidentally, Party A shall provide timely to Party B other assurances that it recognizes.

(i)	During the term of this Contract, where the name, legal representative, domicile, business scope, registered capital changes of Party A changes, Party A shall notify Party B timely.

(j)
During the term of this Contract, where there are situations of contractingôlease, shareholding reform, joint business, combination, annexation, division, joint venture, operation suspension for rectification application, bankruptcy application that would affect the realization of Party A’s creditor’s right happen to Party A, Party A shall notify Party B 60 days in advance and fulfill the repayment of loan and assurance under this Contract with Party B’s consent and at its requirement.

(k)
During the term of this Contract, where there are situations of production stop, business suspension, registration cancellation, business license cancellation, the legal representative or person in charge’s involvement in law breaching activities or major litigation, or where there is serious difficulty in production and operation or the serious financial degradation that have important negative effect on Party A’s performance of the repayment obligation, Party A shall notify Party B immediately and fulfill the repayment of loan and assurance under this Contract at Party B’s requirement.

(l)	Pay the expenses like lawyer service, insurance, assessment, registration, safekeeping fee, appraisal, notarization relevant to this Contract and the assurance under which.

ARTICLE 9 RIGHTS AND OBLIGATIONS OF PARTY B

1.	Rights of Party B

(a)	Know the production and operation as well as finance situation of Party A and require Party A to provide relevant documentation like plans and financial accounting reports;

(b)	Transfer money in any currency that Party A has on its account in China Construction Bank for any payment that Party A shall make to Party B arising from this Contract.

2.	Obligations of Party B

(a)	Issue loan in due amount on due day as are agreed in this Contract, unless the delay is caused by Party A;

(b)	Keep confidential the financial information and business secrets in production and operation provided by Party A unless otherwise prescribed in laws and regulations.

ARTICLE 10 LIABILITIES FOR BREACH

1.	Breaches

(a)	Breaches of Party A

(i)	It fails to submit true, integrated and effective information on finance, production and operation and other relevant information;

(ii)	It fails to use the loan in the purpose as is agreed in this Contract;

(iii)	It fails to repay the principal and interest of this loan on due day;

(iv)	It refuses or impedes Party B’s investigation and supervision on its use of loan;

(v)	It transfers its asset and takes out capital to avoid the obligation;

(vi)
The degradation of its business and finance makes it unable to render performance that is due or it is involved in major litigation or arbitration or other legal conflicts that Party B considers as may affect or impair or have affected or impaired its rights and interests under this Contract;

(vii)	Any other obligations that it has have affected or may affect its performance of obligation to Party B under this Contract;

(viii)	It fails to render other performance that is due to China Construction Bank;

(ix)
During the term of this Contract, there are business method changing or business mechanism changing conducts like contracting, lease, combination, annexation, joint venture, division, joint business, shareholding reform that Party B considers as may affect or impair or have affected or impaired its rights and interests under this Contract;

(x)	Other situations that Party B considers would affect the realization of it’s creditor’s right.

(xi)	It breaks other obligations as agreed in this Contract.

(b)	Party A shall be deemed breaching the contract where it fails to provide new assurances to Party B that meet its requirement when the following events happen to the guarantor:

(i)	Contracting, lease, combination, annexation, joint venture, division, joint business, shareholding reform, bankruptcy or cancellation of the guarantor that would affect its joint assuring liability.

(ii)	The guarantor provides to third party assurance that is beyond its affordability;

(iii)	The guarantor loses or may lose its capability of assurance;

(iv)	Other breaches of the guarantor as are agreed in the assurance contract.

(c)	Party A shall be deemed breaching the contract where it fails to provide new assurances to Party B that meet its requirement when the following events happen to the Mortgagee:

(i)	The Mortgagee fails to insure the pawn as required by Party B or it fails to dispose the proceeds from insurance as agreed in the mortgage contract;

(ii)	The Mortgagee fails to dispose damages paid by a third party for the damage, disappearance or value reduce it causes to the Mortgage;

(iii)	The Mortgagee disposes the Mortgage through donation, transference, lease, multiple mortgage or other methods without Party B’s written consent;

(iv)	The Mortgagee disposes the Mortgage with Party B’s consent while it fails to dispose the money from Mortgage disposal in accordance with the mortgage contract.

(v)
The Mortgagee fails to resume the value of the Mortgage or provide other assurance that is recognized by Party B when the damage, disappearance or value reduce of the Mortgage affects the performance of obligation under this Contract;

(vi)	Other breaches of the Mortgagee as are agreed in the mortgage contract.

(d)	Party A shall be deemed breaching the contract where it fails to provide new assurances to Party B that meet its requirement when the following events happen to the pledgor:

(i)	The pledgor fails to insure the pawn as required by Party B or it fails to dispose the proceeds from insurance as agreed in the pledge contract

(ii)	The pledgor fails to dispose damages paid by a third party for the damage, disappearance or value reduce it causes to the pledged property;

(iii)	The pledgor disposes the pledged property with Party B’s consent while it fails to dispose the money from pledged property disposal in accordance with the pledge contract.

(iv)
The pledgor fails to resume the value of the pledged property or provide other assurance that is recognized by Party B when the damage, disappearance or value reduce of the pledged property affects the performance of obligation under this Contract;

(v)	Other breaches of the pledgor as are agreed in the pledge contract.

(e)
Party A shall be deemed breaching the contract where Party A fails to provide new assurances required by Party B when the assurance contract or other assurances hasn’t comes into effect or are revoked, or that the assuror loses all or part of its assuring capability or rejects to perform the assurance obligation.

2.	Remedies for Breaches

Party B is entitled to exert one or several right(s) as follows where the above breaches from (a) to (e) happen:

(a)	Terminate issuing the loan, declare the loan expires at the time and require Party A to repay all the principal, interest and expenses of the loan whether due or not.

(b)	Claim liquidated damages from Party A at the rate of 0.21‰ of the principal each day.

(c)
Where Party A fails to use the loan in the purpose as agreed in this Contract, claim interest and compound interest at the default interest rate and other interest settlement method agreed in this Contract from the day when Party A fails to use the loan in the agreed purpose to the day when both principal and interest are paid off for the amount of the loan that Party A uses for other purpose other than the agreed purpose.

(d)	Before the loan expires, claim compound interest at the loaning rate and interest settlement method agreed in Article 4 for the interest that Party A fails to pay off timely.

(e)
After the overdue of the loan, claim interest and compound interest at the default interest rate and other interest settlement method agreed in this Contract from the day the loan is overdue to the day when both principal and interest are paid off for the principal and interest of the loan that Party A fails to pay off (including the principal and interest of the loan that is declared by Party B as wholly or partly pre-expires). The overdue of the loan means that Party A fails to make full repayment timely or that the number of times it repays the loan after the due date of the gradual repayment plan agreed in this Contract.

(f)	Transfer money in any currency from Party A’s account in China Construction Bank.

(g)	Require Party A to provide new assurances that meet the requirement of Party B of debts under this Contract.

(h)	Exert the right to realizing assurance.

(i)	Terminate this Contract.

ARTICLE 11 OTHER AGREEMENTS
1. _______________________________________;
2. _______________________________________;
3. _______________________________________;
4._______________________________________.

ARTICLE 12 SETTLEMENT OF DISPUTE

All the disputes arising during the performance of this Contract shall be solved through negotiation and where negotiation fails to solve, the following first method shall be applied:

1.	Bring lawsuit to the people’s court at Party B’s domicile.

2.
Submit the dispute to __________________ (Name of Arbitral Organization) for arbitration which shall be conducted in __________ (Place of Arbitration) in accordance with the rules then in effect of the arbitration commission. The award resulting from such arbitration shall be final and binding on the parties.

The provisions that are not involved in dispute shall still be performed during litigation or arbitration.

ARTICLE 13 COMING INTO EFFECT OF THE CONTRACT

This Contract comes in to effect on the legal representative (person in charge) or the authorized attorney of Party A and the person in charge or the authorized attorney of Party B sign and stamp the official seal on the contract.

ARTICLE 14

The Contract is in quintuplicate.

ARTICLE 15 RECITALS

1.	Party A knows clearly the business scope and the scope of authority of Party B.

2.
Party A has read all the provisions of this Article and Party B has made corresponding explanation to provisions at Party A’s requirement. Party A has fully known and understood the meanings and corresponding legal effects of the provisions of this Contract.

3.	Party A has the right to sign this Contract.

Party A (official seal): Luoshan Jinding Chemical Co., Ltd
Legal representative (person in charge) or authorized attorney (signature):

Party B (official seal): Xinyang Branch of China Construction Bank
Legal representative (person in charge) or authorized attorney (signature):

On January 5th, 2006

Contract No.: Year 2006 No. 001

Type of Loan: Floating capital for industrial enterprise

The Borrower (Party A): Luoshan Jinding Chemical Co., Ltd.
Address: Xicheng Industrial Zone, Luoshan
Postcode: 464200
Legal Representative: Zhou, Dianchang
FAX:2068158
/s/ Zhou Dian Chang

The Lender (Party B): Xinyang Branch of China Construction Bank
Address: ChangAn Road, Xinyang
Postcode: 464000
Person in Charge: Zong, Su
TEL: 6260312             FAX:
/s/ Xinyang Branch of China Construction Bank